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                                                                 Exhibit 10.41

       [LOGO](R)
Apple Commercial Credit                      Catalog Business Lease Agreement

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                              CUSTOMER INFORMATION
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Lessee (Complete Legal Name): 1199 MAC, INC.                Lease Number: 469759
                              DBA: ELECTRONIC COMPUTER IMAGING
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Billing Address: 6601 LYONS RD C2
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City: COCONUT CREEK             County: BROWARD       State: FL     Zip: 33073
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Area Code/Phone No. 9544299603              Area Code/Fax No. 9545707808
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                             EQUIPMENT DESCRIPTION
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     "Equipment" shall mean all goods described herein and/or listed on the attached document marked Schedule A.
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(4) 32 MB DIMM 4X64 168 PIN 70NS. RADIUS THUNDERPOWER 1920 PCI VIDEO CARD. APPLE
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MULTIPLE SCAN 20INCH MONITOR. APPLE LASER WRITER 12/640 PS PRINTER. MINOLTA
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QUICKSCAN 35. FASTMAC V.34 33.6 FAXMODEM EXT.. APPLE EXTENDED KEYBOARD II.
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MEMORY CONFIG.. APPLE POWERMAC 9500/200E 32/2GB 8XCD. EXP. CARD CONFIG.
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Your end of lease term option allows you to purchase the Equipment for 10%
BUYOUT

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                               TERMS & CONDITIONS
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INITIAL TERM            LEASE PAYMENT             ADVANCE PAYMENT
 36 Months                $ 516.56                    $ 0
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In consideration of Lessor's purchase of the Equipment, selected by Lessee without Lessor's assistance, Lessee leases from Lessor the Equipment pursuant to all terms and conditions of this Agreement. The Equipment is leased exclusively for Lessee's established business purposes and not for personal, family, or household purposes. Lessee agrees that this lease is set up to work as a net lease in which Lessee will pay all costs connected with the Lease and the Equipment, including taxes (e.g., property, sales and use taxes), insurance, repairs, maintenance, shipping, termination fees, collection costs, bad check charges, reasonable attorney's fees, and other expenses normally paid in a net lease. Lease payments shall be increased by any expense Lessor incurs to preserve the Equipment or to pay taxes, insurance, repairs, maintenance, liens, assessments or any other amount necessary to preserve Lessor's rights. For any lease and other payment not received by Lessor when due, Lessee shall pay a late charge, as liquidated damages and not as interest of $10/dollar for each late payment, or when less, the maximum allowed by law. Each payment received, at Lessor's discretion, shall be applied first to the oldest amount due. Any advance payments shall be held as a non-refundable deposit, which shall not bear interest and shall be co-mingled with other funds. Lessee agrees to pay Lessor's one-time standard documentation fee to be billed with the first lease payment to cover account-setup costs. Should Lessee be entitled to revoke its equipment acceptance, Lessee agrees to indemnify Lessor for any payments made by Lessor in reliance thereon. If Lessor elects to make filings of financing statements, Lessee agrees to execute all required documents, and authorizes filings without Lessee's signature where allowed by law, and if a signature is required, Lessee appoints Lessor as Lessee's attorney in fact to execute all filings. The Lessee hereby waives the right to receive any verification statements or financing statements. Lessee hereby grants Lessor a security interest in all Equipment, including proceeds, deposits, and products, but in no case shall this grant or any filing be deemed to contravene the `true-lease' status of this Lease.

EXCEPT AS TO QUIET ENJOYMENT, LESSOR MAKES ABSOLUTELY NO WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING NO WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE. Lessee agrees to look to vendor for any warranties. Lessee shall make any claim arising out of Equipment defect solely against the vendor, and any such claim is waived as to Lessor. All warranties from the vendor to Lessor are hereby assigned for the term of the Lease to Lessee for Lessee's exercise at Lessee's expense. IN NO CASE SHALL LESSOR BE LIABLE FOR SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES. Time is of the essence and Lessee agrees to make payments to Lessor when due, unconditionally and without abatement or offset for any cause and regardless of any problems with the Equipment or vendor. Payment is due in advance on the same date each month as set by Lessor upon verification of the equipment delivery. Further, Lessee indemnifies Lessor against loss or claim arising out of Equipment's defect, use, or operation, and whether arising out of breach of contract, tort, or strict or product liability. LESSEE AGREES NOT TO MOVE THE EQUIPMENT OR TO TRANSFER, SELL, SUBLEASE, OR ENCUMBER EITHER THE EQUIPMENT OR ANY RIGHTS UNDER THIS LEASE WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, NOT TO BE UNREASONABLY WITHHELD. LESSOR MAY, AT ITS OPTION, FREELY ASSIGN ITS RIGHTS AND INTERESTS UNDER THIS LEASE WITHOUT NOTICE TO OR CONSENT OF LESSEE.

Lessor is the sole and absolute owner of the Equipment, and may inspect the Equipment, affix and display notice of ownership. Lessee shall be solely responsible for the installation, operation, and maintenance of the Equipment, shall keep it in good condition, and shall use and operate it in compliance with applicable law. At the end of Lease, subject to any purchase option and upon Lessee request, Lessor will designate the return location and Lessee will return Equipment at its expense in the same condition as at Lease commencement excepting only reasonable wear and tear and with all original manuals, attachments and accessories. If Equipment is not returned at the end of the Lease, Lessee shall be liable for continuing lease payments at the original rate for each month, or part thereof, that the Equipment has not been returned to Lessor's possession. Until Lessee has returned the Equipment to Lessor, Lessee bears all risk of loss or damage to or from the Equipment, regardless of how arising and shall insure such risk, naming Lessor as a loss payee and additional insured, for at least all remaining lease payments plus the Equipment's fair market value. Lessee agrees to furnish a Certificate of insurance as proof of insurance for the term of the Lease. Because of increased credit risk when the Lessee fails to provide insurance, Lessee agrees to pay each month to Lessor a risk charge stipulated and liquidated at 125% of original Equipment cost until Lessor receives a proper Certificate of Insurance. This risk charge is not payment for insurance benefits and is not in lieu of Lessee's obligation to purchase insurance. If Lessee should default in any obligation under this Agreement, Lessor shall have the right to collect lost tax benefits and all contractual payments and to exercise any or all of the following: 1) Accelerate without notice all payments provided for in the Agreement, 2) Immediately retake possession of the Equipment, which shall always remain Lessor's personal property whether or not affixed to realty, 3) Collect all cost of collection, including reasonable attorney's fees, and 4) Exercise all other remedies at law or equity. Lessor, at its discretion, shall hold for Lessee's account or dispose of returned or repossessed Equipment, and shall credit to Lessee's account any excess receipts over the Equipment residual value belonging to Lessor and over the expenses of retaking and disposing of Equipment. Lessor's action or failure to act on any one remedy shall not constitute an [ILLEGIBLE]. The provisions of this Agreement are severable if unenforceable. Each accelerated sum shall be discounted to the date of default at a rate of 6% per annum. Any action be Lessee against Lessor for misrepresentation, product liability, breach of warranty, default, and any other claim whatsoever shall be commenced within one year after the cause of action arises or be forever barred. THIS LEASE AGREEMENT SHALL BE DEEMED FULLY EXECUTED AND PERFORMED IN THE STATE OF MICHIGAN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS THEREOF, AND THE PARTIES HERETO EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY JURISDICTION. AGENCY DISCLAIMER: Lessee acknowledges that neither Vendor nor any Equipment salesperson is an agent of Lessor nor are they authorized to waive or alter the terms of this Agreement. Their representations in no way affect the Lessee's or Lessor's rights and obligations as herein set forth.
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Signature Here and Initial Below.*
     ROBERT MCDOWELL

By: --> X /s/ Robert McDowell
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                         READ CAREFULLY BEFORE SIGNING

THIS LEASE AGREEMENT IS NON-CANCELLABLE and it consists of all terms herein.
THIS IS THE FULL AND FINAL AGREEMENT, MERGING ALL PRIOR UNDERSTANDINGS, AND IT CANNOT BE MODIFIED OR TERMINATED EXCEPT BY A WRITTEN AGREEMENT SIGNED BY LESSEE AND BY A CORPORATE OFFICER OF LESSOR. ALL EQUIPMENT IS DEEMED ACCEPTED UNLESS LESSOR RECEIVES WRITTEN NOTICE OF REJECTION FROM LESSEE WITHIN THIRTY (30) DAYS OF EQUIPMENT DELIVERY.
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*Acknowledged and Accepted (initial) --> X /s/ Robert McDowell
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ACCEPTED BY LESSOR: Apple Commercial Credit
BY:                            DATE:
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                                   GUARANTEE
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In consideration of the Lessor leasing to the Lessee and other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned personally and unconditionally guarantees payment and performance of, and as a primary debtor agrees to be jointly and severally liable for, without becoming entitled to the benefits of, all terms and conditions of this Lease Agreement until all obligations under the Lease Agreement are fulfilled including payment of collection costs and lawyer's fees. LESSOR MAY PROCEED AGAINST THE
UNDERSIGNED IN THE FIRST INSTANCE WITHOUT RESORTING TO OTHER REMEDIES, AND THE UNDER SIGNED WAIVES ANY STATUTORY OR OTHER RIGHT TO REQUIRE OTHERWISE. The undersigned waives exoneration by election of remedies, by loss of subrogation or by release or compromise of Lessee, and waives notice of any settlement, impairment, substitution, dishonor, modification, amendment or extension under the Lease Agreement and waives demand, protest, presentment and all related notices. THIS GUARANTEE IS NON-CANCELLABLE.
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Signatures: Each individual (No Title) with full joint and several liability.

--> X /s/ Robert McDowell                Soc. Sec. # ###-##-####
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    X                                    Soc. Sec. #
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[ILLEGIBLE]   Apple and the Apple logo are registered trademarks of Apple    (Z)
              Computer, Inc. Apple Commercial Credit is administered by [ILLEGIBLE] Commercial Credit Corporation.